Exhibit 32.1
                        CERTIFICATION OF PERIODIC REPORT

I, Harry Hargens, President , of InstaPay Systems, Inc ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the Nine months ended September 30, 2003 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 14, 2003


                                      /s/ Harry Hargens
                                      -------------------------------
                                          Harry Hargens,
                                          Principal Executive Officer